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                             AIM FLOATING RATE FUND

                         Supplement dated July 8, 2003
                      to the Prospectus dated May 1, 2003


The following replaces in its entirety the information found in the first paragraph under the heading "DIVIDENDS AND OTHER DISTRIBUTIONS" on page 22 of the Prospectus:

                  "The Fund distributes substantially all of its net investment income. Dividends from the Fund's net investment income are declared daily and paid monthly to Shareholders. Substantially all of the Fund's net realized capital gains, if any, are distributed at least annually to Shareholders. Shares accrue dividends from the first business day after the settlement date of a purchase order through the settlement date of a Repurchase Offer."

The change noted above becomes effective July 9, 2003.